THIS SECURITY IS NOT A SAVINGS ACCOUNT
                      OR DEPOSIT AND IT IS NOT INSURED BY
                   THE FEDERAL DEPOSIT INSURANCE CORPORATION.


NUMBER                                                      SHARES





COMMON STOCK, $.01 PAR VALUE            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


                                                    CUSIP 73084p 10 0

                             POINTE FINANCIAL LOGO
                ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA

This certifies that_____________________________________________________________

________________________________________________________________________________


________________________________________________________________________________


is the registered holder of______________________________.



            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF


POINTE FINANCIAL CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.


         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.




                        Countersigned and Registered
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                          TRANSFER AGENT AND REGISTRAR

By:


Authorized Signature
Dated:


Attest:                            POINTE FINANCIAL CORPORATION
                                   CORPORATE SEAL 1993 FLORIDA

/s/ B.P. Chambers                       By: R. Carl Palmer
------------------                      -------------------------------------
SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          POINTE FINANCIAL CORPORATION

                       The Corporation will furnish to any
shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class or series of stock authorized to be issued, the variations in the relative rights and preferences between the shares of each such class or series, and the authority of the Board of Directors to fix and determine the relative rights, preferences and limitations of the shares of each such class or series.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM - as tenants in common                    UNIF TRANSFER MIN ACT - ______Custodian ______
  TEN ENT - as tenants by the entireties                                    (Cust)          (Minor)
  JT TEN - as joint tenants with right of                under Uniform Transfers to Minors
           survivorship and not as                        Act _____________________________________
           tenants in common                                             (State)

    Additional abbreviations may also be used although not in the above list.

                            ------------------------
                                ASSIGNMENT FORM

FOR VALUE RECEIVED                        the undersigned hereby sells, assigns, and transfers unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________________________________________________________________

____________________________________________________________________________________________________
                      (Print or type name and address, including zip code, of assignee)
____________________________________________________________________________________________________

______________________________________________________________________________________________Shares
represented by the within Certificate, and all rights thereunder, hereby irrevocably consulting and appointing:
____________________________________________________________________________________________Attorney,
to transfer said Certificate on the books of the Corporation, with full power of substitution in the premises.

Dated:_____________________________________


                                             _________________________________________________________
                                             NOTICE: The signature of this assignment must correspond
                                             with the name as written upon the face of the certificate
                                             in every particular, without alteration or enlargement of
                                             any change whatsoever.

                     SIGNATURE(S) GUARANTEED:_________________________________________________________
                                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                             GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                                             LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                             APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                             TO B.E.C. RULE 17Ad-15.